UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Floating Rate
Income Strategies Fund, Inc.


SEMI-ANNUAL REPORT
FEBRUARY 28, 2007    (UNAUDITED)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE




BlackRock Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Floating Rate Income Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
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BlackRock Floating Rate Income Strategies Fund, Inc.


Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Floating Rate Income Strategies Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:


Total Returns as of February 28, 2007                                      6-month       12-month
U.S. equities (Standard & Poor's 500 Index)                                + 8.93%        +11.97%
Small cap U.S. equities (Russell 2000 Index)                               +10.76         + 9.87
International equities (MSCI Europe, Australasia, Far East Index)          +12.17         +21.07
Fixed income (Lehman Brothers Aggregate Bond Index)                        + 3.66         + 5.54
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 2.89         + 4.96
High yield bonds (Credit Suisse High Yield Index)                          + 8.62         +12.36


If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its composite benchmark for the six-month period, benefiting primarily from its use of leverage.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock Floating Rate Income Strategies Fund, Inc. had net annualized yields of 8.38% and 8.68%, based on a period-end per share net asset value of $19.56 and a per share market price of $18.88, respectively, and $.812 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.86%, based on a change in per share net asset value from $19.32 to $19.56, and assuming reinvestment of all distributions. By comparison, the Fund's unmanaged benchmark, which is comprised 80% of the Credit Suisse Leveraged Loan Index and 20% of the Credit Suisse High Yield Index, posted a total return of +5.06% for the same six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The leveraged loan market, as measured by the Credit Suisse Leveraged Loan Index, returned +4.19% for the semi-annual period, while the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +8.62%. Despite some volatility late in the reporting period, the non-investment grade markets continued to post strong results. Both the leveraged loan market and the high yield market posted positive returns in each month of the past six months. The markets have been aided by the continuation of historically low default rates and strong inflows into the asset classes, both of which have helped to support the prices of the underlying issues.

Support for the leveraged loan market also came from soaring investor demand, which pushed spreads to new lows. The primary driver of this demand is collateralized loan obligations (CLOs), which now account for approximately two-thirds of the leveraged loan market. The cost of funding for these CLOs has dropped dramatically over the past few years, enabling the structured finance vehicles to absorb bank loans at increasingly tighter spreads and still achieve their targeted equity returns. The fact that default rates are at historic lows also has assisted this trend. To supply the CLO juggernaut, the demand for bank loans has been so voracious that we've actually seen bond deals migrate to the loan market, a reversal of historic flows that typically saw deals move from loans into bonds. This trend has marginally curtailed the supply of high yield bonds, keeping spreads there tighter than they otherwise would be.


What factors most influenced Fund performance?

The portfolio is very well diversified among industries and issuers and has generally favored the higher-rated tier of the high yield spectrum. The Fund's outperformance of its benchmark for the period is primarily attributed to its use of leverage.


What changes were made to the portfolio during the period?

During the period, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P., with BlackRock, Inc. to form a new independent company. While this resulted in some additions to the portfolio management team, there was no change in the overall investment philosophy or focus of the Fund. The Fund finished the period by making more extensive use of its leverage lines. (For a complete explanation of the benefits and risks of leveraging, refer to page 6 of this report to shareholders.)



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the leveraged loan and high yield markets. Even with the noise at the end of the reporting period, the leveraged loan market posted a return of +.74% in February, while the high yield market posted a return of better than +1%. This marked the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1% and the eighth consecutive month that the Credit Suisse Leveraged Loan Index posted returns of at least +.50%. Market fundamentals remain very strong, with default rates near historical lows and a new-issue calendar that is just beginning to satisfy the non-investment grade investor.

By and large, borrowers continue to have access to strong liquidity, another force keeping default rates low. Moreover, earnings are expected to grow strongly over the near-term. In our view, with such conditions in place for the bank loan market, investors appear encouraged and ready to support new deals and further spread tightening in the sector.


Kevin Booth
Portfolio Manager


Mark Williams
Portfolio Manager


April 3, 2007



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Portfolio Information


As of February 28, 2007


                                                       Percent of
Ten Largest Holdings                                   Net Assets

Charter Communications, Inc. Term Loan,
   7.985% due 4/28/2013                                    5.6%
Metro-Goldwyn-Mayer Studios, Inc.
   Term Loan B, 8.614% due 4/30/2011                       2.8
Intelsat Bermuda Ltd., 8.872% due 1/15/2015                2.4
Idearc Inc. Term Loan, 7.32%
   due 11/15/2014                                          2.3
Intelsat Corp. Term Loan, 7.86%
   due 1/03/2014                                           1.9
HCA Inc. Term Loan A, 7.614%
   due 11/17/2012                                          1.7
Dealer Comp Services First Lien Term Loan,
   7.845% due 10/31/2012                                   1.5
Calpine Corp. Term Loan B, 10.35%
   due 7/16/2007                                           1.5
Huntsman ICI Holdings Term Loan B, 7.07%
   due 8/16/2012                                           1.5
Sensus Metering Systems, Inc. Term Loan B-1,
   7.345% - 7.387% due 12/17/2010                          1.4



                                                       Percent of
Five Largest Industries                                Net Assets

Cable--U.S.                                               17.1%
Utility                                                   12.8
Diversified Media                                         12.1
Manufacturing                                              8.7
Information Technology                                     8.1

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                         Total
Quality Ratings by S&P/Moody's                        Investments

BBB/Baa                                                    0.1%
BB/Ba                                                     31.7
B/B                                                       54.9
CCC/Caa                                                    1.7
D                                                          0.4
NR (Not Rated)                                             8.9
Other*                                                     2.3

 * Includes portfolio holdings in common stocks, warrants and short-term investments.



The Benefits and Risks of Leveraging


BlackRock Floating Rate Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments as of February 28, 2007 (Unaudited)   (in U.S. dollars)


           Face
         Amount   Floating Rate Loan Interests**                       Value

Aerospace & Defense--4.8%

                  Avio Holding SpA:
USD   1,909,273       Term Loan, 4.25% - 9.35% due 9/25/2016     $    1,971,324
      1,640,000       Term Loan B, 7.695% due 9/25/2014               1,658,963
      1,640,000       Term Loan C, 8.07% due 9/25/2015                1,667,163
      2,376,000   IAP Worldwide Services, Inc. First Lien
                    Term Loan, 9.688% due 12/30/2012                  2,380,455
      1,635,105   K&F Industries, Inc. Term Loan C, 7.32%
                    due 11/18/2013                                    1,642,771
      2,101,911   MRO Acquisitions Corp. First Lien Term Loan,
                    7.86% due 8/27/2010                               2,121,616
      2,361,111   Standard Aero Holdings Term Loan,
                    7.57% - 7.61% due 8/24/2012                       2,371,441
                  Vought Aircraft Industries, Inc.:
      2,884,659       Term Loan, 7.88% due 12/22/2011                 2,902,688
        560,000       Tranche B Line of Credit Deposit, 7.58%
                      due 12/22/2010                                    564,434
                                                                 --------------
                                                                     17,280,855

Airlines--0.6%

      1,000,000   Delta Air Lines Debtor in Possession Term
                    Loan B, 10.098% due 3/16/2008                     1,004,583
      1,000,000   United Air Lines, Inc. Term Loan B, 7.375%
                    due 1/30/2014                                     1,004,063
                                                                 --------------
                                                                      2,008,646

Automotive--6.0%

      2,543,571   Affinia Group Term Loan B, 8.36%
                    due 11/30/2011                                    2,561,058
        500,000   Delphi Automotive Systems Term Loan,
                    7.625% due 12/31/2007                               501,259
        992,500   GPX International Tire Corp. Term Loan B,
                    7.82% - 7.92% due 4/06/2012                         982,575
      1,492,500   JL French Corp. First Lien Term Loan B,
                    8.375% due 6/05/2011                              1,454,255
      1,500,000   Keystone Automotive Operations Inc. Term
                    Loan, 8.82% due 1/15/2012                         1,511,250
                  Navistar International Transportation Corp.:
      1,333,333       Revolving Credit, 5.22% - 8.61%
                      due 6/30/2012                                   1,355,333
      3,666,667       Term Loan, 8.61% due 6/30/2012                  3,727,167
      2,000,000   OshKosh Truck Corp. Term Loan B, 7.35%
                    due 11/30/2013                                    2,015,714
                  Tenneco Automotive, Inc.:
      2,896,483       Term Loan B, 7.31% due 12/12/2010               2,906,621
      1,272,374       Tranche B-1 Credit Linked Deposit,
                      7.322% due 12/12/2010                           1,276,827
      3,000,000   Visteon Corp. Term Loan, 8.38%
                    due 6/13/2013                                     3,028,500
                                                                 --------------
                                                                     21,320,559

Broadcasting--2.1%

      1,000,000   EMMIS Communications Term Loan B, 7.32%
                    due 10/31/2013                                    1,007,083
        400,000   Multicultural Radio Broadcasting Inc. Term
                    Loan, 8.098% due 12/15/2012                         401,000
                  NextMedia Group, Inc.:
        370,603       Delay Draw Term Loan, 7.32%
                      due 11/15/2012                                    369,676
      1,750,000       Second Lien Term Loan, 9.82%
                      due 11/15/2013                                  1,758,750
        833,857       Term Loan, 7.32% due 11/15/2012                   831,772
      3,250,000   Paxson Communications Corp. First Lien Term
                    Loan, 8.61% due 1/15/2012                         3,323,125
                                                                 --------------
                                                                      7,691,406



           Face
         Amount   Floating Rate Loan Interests**                       Value

Cable--U.S.--12.9%

                  Cequel Communications:
  USD 2,155,172       First Lien Term Loan A, 7.61%
                      due 11/05/2013                             $    2,175,713
      2,000,000       Second Lien Term Loan A, 9.86%
                      due 5/04/2014                                   2,048,750
     20,000,000   Charter Communications, Inc. Term Loan,
                    7.985% due 4/28/2013                             20,128,760
      1,984,887   DIRECTV Holdings, Inc. Tranche B Term Loan,
                    6.82% due 4/13/2013                               1,991,316
      5,000,000   Insight Midwest Holdings LLC Delay Draw Term
                    Loan, 7.61% due 4/03/2014                         5,046,250
      6,877,763   Intelsat Corp. Term Loan B, 7.86% due 1/03/2014     6,941,767
      2,955,094   Intelsat Ltd. Term Loan B, 7.61% due 6/27/2013      2,981,690
      1,887,500   MCC Iowa LLC Tranche A Term Loan, 7.37%
                    due 3/31/2010                                     1,870,984
      3,160,000   Mediacom LLC Term Loan C, 7.11% - 7.12%
                    due 1/31/2015                                     3,165,078
                                                                 --------------
                                                                     46,350,308

Chemicals--6.0%

      1,875,000   Hercules, Inc. Term Loan B, 6.82%
                    due 10/08/2010                                    1,876,875
      5,196,295   Huntsman ICI Holdings Term Loan B, 7.07%
                    due 8/16/2012                                     5,224,875
                  Invista:
        965,151       Term Loan, 6.875% due 4/29/2011                   968,770
      2,103,553       Term Loan B-1, 6.875% due 4/29/2011             2,111,442
      4,611,616   Nalco Co. Tranche B Term Loan, 7.07% - 7.14%
                    due 11/04/2010                                    4,641,264
        490,000   NuSil Technology Term Loan, 8.10%
                    due 10/31/2013                                      492,450
      1,960,000   Rockwood Specialties Group, Inc. Tranche E
                    Term Loan, 7.36% due 12/10/2012                   1,975,435
      4,750,000   Wellman, Inc. Second Lien Term Loan, 12.11%
                    due 2/10/2010                                     4,094,500
                                                                 --------------
                                                                     21,385,611

Consumer--Durables--0.9%

      3,268,092   Simmons Co. Tranche D Term Loan,
                    6.875% - 7.563% due 12/19/2011                    3,287,155

Consumer--Non-Durables--0.7%

      1,217,033   American Achievement Corp. Term Loan B,
                    9.50% due 3/22/2011                               1,223,625
        756,000   Camelbak Products LLC First Lien Term Loan,
                    9.41% due 8/04/2011                                 745,920
        440,431   Renfro Corp. Term Loan B, 8.60% - 8.62%
                    due 9/30/2013                                       443,734
                                                                 --------------
                                                                      2,413,279

Diversified Media--10.8%

        984,615   ACS Media Canada Term Loan B, 7.86% - 7.87%
                    due 11/30/2014                                      990,154
      1,994,975   Advantage Sales & Marketing Term Loan B,
                    7.36% - 7.37% due 4/15/2013                       1,996,671
      2,000,000   Affinion Group Term Loan, 11.66%
                    due 3/01/2012                                     1,978,334
      1,650,000   Alix Partners Term Loan, 7.86%
                    due 10/30/2013                                    1,661,344
        985,000   HIT Entertainment Ltd. First Lien Term Loan,
                    7.60% due 8/31/2012                                 989,925
      8,000,000   Idearc Inc. Term Loan, 7.32% due 11/15/2014         8,065,000
      1,250,000   MediMedia International Term Loan,
                    7.772% - 7.86% due 11/15/2013                     1,254,688



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Floating Rate Loan Interests**                       Value

Diversified Media (concluded)

USD   9,925,000   Metro-Goldwyn-Mayer Studios, Inc. Term
                    Loan B, 8.614% due 4/30/2011                 $   10,006,415
                  Nielsen Finance LLC Term Loan B:
      3,990,000       7.61% due 8/09/2013                             4,025,950
      1,995,000       7.61% due 8/15/2013                             2,012,975
                  PagesJaunes Group:
EUR     500,000       Term Loan, 9.57% due 1/11/2017                    682,971
      1,000,000       Term Loan B, 9.57% due 1/11/2015                1,341,662
        500,000       Term Loan C, 8.07% due 1/11/2016                  674,139
USD   1,000,000   Penton Media Term Loan, 10.345%
                    due 2/15/2014                                     1,018,125
      2,000,000   RHI Entertainment LLC Term Loan B, 8.61%
                    due 12/31/2011                                    2,010,000
                                                                 --------------
                                                                     38,708,353

Energy--Exploration & Production--0.9%

      1,000,000   Energy Transfer Equity LP Term Loan B, 7.10%
                    due 11/01/2012                                    1,008,750
        992,455   Helix Energy Solutions Term Loan,
                    7.32% - 7.36% due 7/01/2013                         997,417
                  Longyear Global Holdings, Inc.:
        110,483       Delay Draw Term Loan, 8.614%
                      due 10/31/2012                                    111,277
        102,591       First Lien Term Loan, 8.614%
                      due 10/31/2012                                    103,328
        992,500   MEG Energy Corp. Term Loan, 7.375%
                    due 4/03/2013                                       998,858
                                                                 --------------
                                                                      3,219,630

Energy--Other--3.5%

                  Alon USA, Inc.:
        884,444       Paramount Facility, 7.57% due 6/22/2013           889,419
        110,556       Term Loan, 7.57% - 7.62%
                      due 6/22/2013                                     111,177
                  Coffeyville Resources LLC:
        486,486       Letter of Credit, 8.36% due 12/21/2013            492,770
      2,513,514       Term Loan B, 8.36% due 12/21/2013               2,545,981
                  Coleto Creek:
      1,867,918       Letter of Credit, 8.114% due 7/31/2013          1,874,144
        127,389       Term Loan B, 8.117% due 7/31/2013                 127,813
      1,014,807   EPCO, Inc. Term Loan C, 7.36% due 8/18/2010         1,026,042
      3,920,000   Exco Resources, Inc. Term Loan, 10.938% -
                    11.375% due 10/31/2011                            3,954,300
      1,485,000   Key Energy Services, Inc. Term Loan B,
                    7.86% - 7.864% due 6/30/2012                      1,494,281
                                                                 --------------
                                                                     12,515,927

Financial--0.4%

        250,000   Kyle Acquisition Term Loan B, 8.875%
                    due 7/20/2009                                       253,281
      1,243,134   USI Holdings Corp. Term Loan B, 7.61%
                    due 7/30/2008                                     1,243,134
                                                                 --------------
                                                                      1,496,415

Food & Tobacco--4.4%

                  Aramark Corp.:
        263,366       Letter of Credit, 7.445% due 1/30/2014            265,967
      3,736,634       Term Loan, 7.445% due 1/30/2014                 3,773,533
      1,000,000   Bolthouse Farms, Inc. Second Lien Term Loan,
                    10.864% due 12/01/2013                            1,010,833
      1,994,937   Chiquita Brands International Term Loan C,
                    8.375% due 6/28/2012                              2,023,199
      1,382,287   Commonwealth Brands Term Loan, 7.625%
                    due 12/22/2012                                    1,387,470



           Face
         Amount   Floating Rate Loan Interests**                       Value

Food & Tobacco (concluded)

                  Dole Food Co., Inc.:
USD     573,378       Term Loan B, 7.438% - 9.25%
                      due 4/12/2013                              $      573,665
        522,888       Term Loan C, 7.43% due 3/31/2013                  523,150
      1,388,372       Term Loan C, 7.438% - 9.25%
                      due 4/12/2013                                   1,389,066
        256,292       Tranche B, 5.23% due 4/12/2013                    256,420
        498,747   Eight O'Clock Coffee Second Lien Term Loan,
                    8.125% due 7/21/2012                                498,747
                  Iglo Birds Eye:
EUR     500,000       Term Loan B, 5.791% - 6.085%
                      due 10/27/2019                                    670,546
        500,000       Term Loan C, 6.166% - 6.239%
                      due 10/27/2015                                    673,403
                  Pierre Foods, Inc. Term Loan B:
USD     489,495       7.61% due 6/30/2010                               491,942
        713,333       9.50% due 6/30/2010                               716,900
        497,500   Quiznos LLC First Lien Term Loan, 7.625%
                    due 5/05/2013                                       499,504
                  Sturm Foods Inc.:
        500,000       Second Lien Term Loan, 7.875%
                      due 1/30/2014                                     504,063
        500,000       Term Loan, 7.875% due 1/30/2014                   501,875
                                                                 --------------
                                                                     15,760,283

Gaming--4.1%

      1,200,000   Edge-Star Partners LLC First Lien Term Loan,
                    9.36% due 11/18/2007                              1,200,000
        500,000   Green Valley Ranch Gaming LLC Term Loan,
                    8.61% due 1/29/2012                                 508,000
        500,000   Greenwood Racing, Inc. Term Loan, 7.57%
                    due 11/15/2013                                      503,750
        985,000   Isle of Capri Casinos, Inc. Tranche 3 Delay
                    Draw Term Loan, 7.114% due 2/04/2011                991,156
      1,219,451   Penn National Gaming, Inc. Term Loan B, 7.11%
                    due 9/01/2007                                     1,227,834
      2,000,000   Pinnacle Entertainment Term Loan, 7.32%
                    due 12/15/2011                                    2,018,334
      2,462,500   Trump Entertainment Resorts Holdings LP Term
                    Loan B-1, 8.03% due 5/01/2012                     2,480,969
                  Venetian Casino Resort LLC:
      1,000,000       Delay Draw Term Loan B, 7.12%
                      due 6/15/2011                                   1,007,212
      3,100,000       Term Loan, 7.12% due 6/15/2011                  3,122,357
      1,500,000   Venetian Macau U.S. Finance Co. LLC Term
                    Loan B, 8.12% due 5/25/2013                       1,515,188
                                                                 --------------
                                                                     14,574,800

Health Care--4.7%

      2,737,000   Community Health Systems, Inc. Term Loan,
                    7.12% due 8/19/2011                               2,750,258
      3,000,000   DaVita, Inc. Term Loan, 7.36% due 7/30/2012         3,015,750
        418,141   Duloxetine Royalty First Lien Term Loan, 9.86%
                    due 10/18/2013                                      418,141
        918,919   Gentiva Health Services, Inc. Term Loan,
                    7.57% - 7.76% due 3/31/2013                         920,642
      6,000,000   HCA Inc. Term Loan A, 7.614% due 11/17/2012         6,068,502
      2,000,000   Health Management Associates, Inc. Term Loan B,
                    7.07% due 1/15/2014                               2,014,376
        839,264   LifePoint Hospitals, Inc. Term Loan B, 6.945%
                    due 4/15/2012                                       838,319



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Floating Rate Loan Interests**                       Value

Health Care (concluded)

USD     748,125   Sterigenics International, Inc. Term
                    Loan B, 7.86% due 11/30/2013                 $      749,528
                                                                 --------------
                                                                     16,775,516

Housing--2.6%

      1,845,703   Headwaters, Inc. First Lien Term Loan,
                    7.32% due 4/30/2011                               1,849,164
        992,500   Mattamy Group Term Loan, 7.625%
                    due 4/11/2013                                       996,842
      2,437,500   Nortek, Inc. Term Loan B, 7.35% due 8/27/2011       2,449,688
      3,108,785   PGT Industries, Inc. First Lien Term Loan,
                    8.36% due 2/14/2012                               3,128,215
        997,500   Ply Gem Industries, Inc. First Lien Term
                    Loan, 8.37% due 10/31/2011                        1,008,722
                                                                 --------------
                                                                      9,432,631

Information Technology--6.6%

      2,047,974   Activant Solutions Term Loan, 7.375%
                    due 5/02/2013                                     2,049,254
      1,000,000   ClientLogic Holding Corp. Term Loan B,
                    7.82% -7.86% due 1/30/2014                        1,005,417
                  Dealer Comp Services:
      5,486,250       First Lien Term Loan, 7.845%
                      due 10/31/2012                                  5,537,195
      2,500,000       Second Lien Term Loan, 10.845%
                      due 10/31/2013                                  2,571,095
                  Intergraph Corp. Term Loan:
        500,000       7.87% due 5/15/2014                               503,438
        500,000       11.36% due 11/15/2014                             503,438
        500,000   IPC Acquisition First Lien Term Loan,
                    7.32% due 2/28/2014                                 505,209
      1,993,750   Marvell Technology Group Term Loan B, 7.35%
                    due 11/15/2009                                    2,003,719
        681,005   Nuance Communications, Inc. Term Loan B,
                    7.07% due 12/29/2013                                681,856
                  RedPrairie Corp. Term Loan:
        649,373       8.375% - 10.25% due 7/31/2012                     649,373
        300,000       8.375% due 1/31/2013                              303,000
      2,000,000   Sanmina-SCI Corp. Term Loan, 7.875%
                    due 1/30/2008                                     2,008,000
                  SunGard Data Systems, Inc., Term Loan:
      1,970,000       7.82% due 2/11/2013                             1,988,622
        500,000       7.36% due 2/28/2014                               504,727
      1,965,000   Telcordia Technologies, Inc. Term Loan,
                    8.09% - 8.11% due 9/15/2012                       1,941,053
      1,000,000   Verifone, Inc. Term Loan B, 7.10% - 7.11%
                    due 2/28/2013                                     1,002,500
                                                                 --------------
                                                                     23,757,896

Leisure--2.0%

      3,970,000   24 Hour Fitness Term Loan B, 7.86% - 7.87%
                    due 6/08/2012                                     3,993,157
      1,000,000   National Cinemedia LLC Term Loan B, 7.09%
                    due 2/28/2015                                     1,007,500
                  Travelport, Inc.:
        178,444       Standby Letter of Credit, 8.364%
                      due 8/31/2013                                     180,161
      1,817,002       Term Loan B, 8.364% due 8/31/2013               1,834,491
                                                                 --------------
                                                                      7,015,309



           Face
         Amount   Floating Rate Loan Interests**                       Value

Manufacturing--7.4%

USD   1,033,801   Boart Longyear Co. Second Lien Term Loan,
                    8.614% due 10/18/2013                        $    1,041,232
        500,000   Brand Energy Term Loan B, 11.375%
                    due 2/15/2014                                       505,625
      1,041,667   Communications & Power Industries, Inc.
                    Term Loan, 7.57% due 7/23/2010                    1,043,620
      1,000,000   Harrington Holdings, Inc. Term Loan, 7.82%
                    due 1/15/2014                                     1,007,500
                  Invensys Plc:
      2,470,588       Bonding Tranche, 7.446% due 12/15/2010          2,486,029
      2,779,412       Term Loan, 7.36% due 1/15/2011                  2,796,783
        992,218   John Maneely Co. Term Loan,
                    8.595% - 8.622% due 12/15/2013                    1,003,174
      2,423,992   Metokote Corp. First Lien Term Loan,
                    8.32% - 8.37% due 11/27/2011                      2,417,932
      3,384,567   Mueller Group LLC Term Loan B,
                    7.36% - 7.375% due 10/03/2012                     3,414,182
      1,492,500   NACCO Materials Handling Group Term Loan B,
                    7.28% - 7.41% due 3/21/2013                       1,499,963
EUR   1,000,000   Prysmian Cables & Systems SpA Payment in
                    Kind, 10.648% due 1/28/2015 (i)                   1,325,993
                  Sensus Metering Systems, Inc.:
USD   5,143,478       Term Loan B-1, 7.345% - 7.387%
                      due 12/17/2010                                  5,162,766
        683,207       Term Loan B-2, 7.344% - 7.739%
                      due 12/19/2010                                    685,769
                  Trimas Corp.:
        370,938       Letter of Credit, 8.125% due 8/02/2013            375,806
      1,625,000       Term Loan B, 8.125% due 8/02/2013               1,646,328
                                                                 --------------
                                                                     26,412,702

Packaging--2.2%

      2,430,542   Anchor Glass Container Corp. Term Loan B,
                    7.61% - 7.614% due 5/03/2013                      2,424,465
      3,411,392   Graham Packaging Co. LP Term Loan B,
                    7.625% - 7.688% due 10/07/2011                    3,447,028
      1,955,000   Intertape Polymer US, Inc. Term Loan B,
                    7.64% - 10% due 7/28/2011                         1,957,444
                                                                 --------------
                                                                      7,828,937

Paper--1.7%

      1,154,786   Boise Cascade Holdings LLC Term Loan,
                    7.094% - 7.125% due 10/28/2011                    1,162,725
        990,000   Georgia Pacific Corp. First Lien Term Loan,
                    7.345% - 7.364% due 2/14/2013                       998,663
      1,972,738   SP Newsprint Co. Tranche B-1 Credit Linked
                    Deposit, 5.32% due 1/09/2010                      1,972,738
                  Smurfit-Stone Container Corp.:
      1,134,672       Term Loan B, 7.375% due 11/01/2011              1,144,988
        691,765       Term Loan C, 7.375% due 11/01/2011                698,054
                                                                 --------------
                                                                      5,977,168

Retail--1.3%

        985,598   American Reprographics Co. Term Loan,
                    7.07% - 7.12% due 6/18/2009                         984,366
        750,000   David's Bridal, Inc. Term Loan B, 9.25%
                    due 1/30/2014                                       752,031
        970,005   General Nutrition Centers, Inc. Tranche B Term
                    Loan, 8.07% due 12/05/2009                          973,643



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Floating Rate Loan Interests**                       Value

Retail (concluded)

USD   1,291,139   The Neiman Marcus Group, Inc. Term Loan,
                    7.595% - 7.603% due 4/06/2013                $    1,305,262
        500,000   Petco Animal Supplies, Inc. Term Loan,
                    8.095% - 8.11% due 10/31/2012                       505,521
                                                                 --------------
                                                                      4,520,823

Service--5.5%

        905,190   Baker Tanks, Inc. Term Loan B, 7.57%
                    due 11/23/2012                                      911,413
      2,000,000   Billing Services Group LLC First Lien Term
                    Loan, 7.875% due 5/05/2012                        1,980,000
        750,000   Brickman Group, Inc. Term Loan, 7.36%
                    due 1/23/2014                                       753,281
      2,827,500   Buhrmann USA, Inc. Term Loan C,
                    7.108% - 7.111% due 12/23/2010                    2,832,802
      1,991,930   Coinmach Laundry Corp. Term Loan B, 7.875%
                    due 12/16/2012                                    2,008,114
      2,243,429   Coinstar, Inc. Term Loan, 7.36% due 7/07/2011       2,251,842
                  EnergySolutions:
         18,868       Letter of Credit, 7.57% due 6/07/2013              19,033
        179,054       Term Loan, 7.63% due 6/07/2013                    180,621
        395,412       Term Loan B, 7.63% due 6/07/2013                  398,871
        500,000   Kenan Transport Co. Term Loan C, 8.364%
                    due 12/16/2011                                      503,125
      1,760,499   NEW Customer Service Cos, Inc. First Lien
                    Term Loan, 8.07% - 8.11% due 8/31/2013            1,773,703
        990,074   RGIS Inventory Specialists First Lien Term
                    Loan, 7.864% due 12/31/2012                         989,455
      1,500,000   RiskMetrics Group Holdings LLC Term Loan B,
                    7.595% due 1/15/2014                              1,515,000
                  United Rentals, Inc.:
        363,247       Term Loan, 7.32% due 2/14/2011                    367,107
        164,912       Tranche B Credit Linked Deposit, 5.223%
                      due 2/14/2011                                     166,665
      2,235,000   Vanguard Car Rental Term Loan,
                    8.32% - 8.36% due 5/15/2013                       2,255,953
        750,000   Waste Services, Inc. Term Loan D, 8.08%
                    due 3/31/2011                                       758,438
                                                                 --------------
                                                                     19,665,423

Steel--0.2%

        750,000   McJunkin Corp. Term Loan, 7.595%
                    due 1/30/2014                                       757,500

Telecommunications--1.4%

      2,000,000   Alaska Communications Systems Holdings, Inc.
                    Incremental Term Loan, 7.114%
                    due 2/01/2012                                     2,013,750
      2,172,500   Consolidated Communications, Inc. Term
                    Loan D, 7.36% - 7.364% due 10/14/2011             2,179,289
        500,000   Kentucky Data Link Inc. Term Loan B, 7.57%
                    due 2/28/2015                                       503,750
        500,000   Time Warner Telecom Term Loan, 7.32%
                    due 10/31/2013                                      498,907
                                                                 --------------
                                                                      5,195,696



           Face
         Amount   Floating Rate Loan Interests**                       Value

Utility--9.4%

USD   1,571,429   AES Corp. Term Loan, 7.19% - 7.50%
                    due 4/30/2008                                $    1,573,393
                  Calpine Corp.:
      2,500,000       Second Priority Debtor in Possession
                      Term Loan, 9.364% due 12/20/2007                2,520,833
      4,902,199       Term Loan B, 10.35% due 7/16/2007 (h)           5,472,080
                  Calpine Generating Co. LLC:
      2,500,000       Second Lien Term Loan, 11.07%
                      due 3/11/2010                                   2,608,125
      1,500,000       Term Loan, 9.07% due 4/01/2009                  1,520,416
      1,316,545   Cogentrix Delaware Holdings, Inc. Term
                    Loan, 6.87% due 4/15/2012                         1,319,014
                  Generac Portable Products, Inc.:
        750,000       Second Lien Term Loan, 11.36%
                      due 5/15/2014                                     748,125
        990,000       Term Loan, 7.86% due 11/15/2013                   991,856
                  KGen Partners:
        375,000       Letter of Credit, 6.07% due 2/15/2014             376,641
        625,000       Term Loan B, 6.07% due 2/15/2014                  627,734
                  LSP Gen Finance Co LLC:
        128,860       Delay Draw Term Loan, 7.114%
                      due 5/04/2013                                     129,182
      2,995,170       First Lien Term Loan, 7.114% due 5/04/2013      3,002,658
        500,000       Term Loan, 8.864% due 5/04/2014                   507,500
      2,379,462   LSP Kendall Energy Term Loan, 7.364%
                    due 10/07/2013                                    2,368,557
        431,601   Midwest Generation LLC Term Loan C,
                    6.83% - 7.31% due 4/27/2011                         432,465
                  NE Energy:
        500,000       Second Lien Term Loan, 11.75%
                      due 10/31/2014                                    506,875
      2,000,000       Term Loan, 7.87% due 10/31/2013                 2,024,000
      1,665,007   Riverside Energy Center Term Loan, 9.61%
                    due 6/24/2011                                     1,698,307
                  Rocky Mountain Energy Center LLC:
        133,966       Credit Linked Deposit, 5.39% due 6/24/2011        136,645
      1,060,111       Term Loan, 9.61% due 6/24/2011                  1,081,313
                  Wolf Hollow I LP:
      1,422,479       First Lien Term Loan, 7.614% due 6/22/2012      1,394,029
      1,200,000       Letter of Credit, 7.57% due 6/22/2012           1,176,000
        299,667       Revolving Credit, 7.57% due 6/22/2012             293,674
      1,000,000       Second Lien Term Loan, 9.864%
                      due 12/22/2012                                  1,000,000
                                                                 --------------
                                                                     33,509,422

Wireless Communications--0.8%

        931,470   Centennial Cellular Operating Co. Term Loan,
                    7.614% - 7.62% due 2/09/2011                        939,620
      2,000,000   West Corp. Term Loan, 7.763% - 8.11%
                    due 10/31/2013                                    2,016,388
                                                                 --------------
                                                                      2,956,008

                  Total Floating Rate Loan Interests
                  (Cost--$369,261,201)--103.9%                      371,818,258



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Automotive--0.6%

USD     250,000   AutoNation, Inc., 7.36% due 4/15/2013 (a)      $      253,750
        750,000   Ford Motor Credit Co., 9.81% due
                    4/15/2012 (a)                                       811,105
      1,000,000   The Goodyear Tire & Rubber Co., 9.14%
                    due 12/01/2009 (a)(b)                             1,010,000
                                                                 --------------
                                                                      2,074,855

Cable--International--0.1%

        375,000   NTL Cable Plc, 8.75% due 4/15/2014                    390,937

Cable--U.S.--4.2%

      2,000,000   CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                     2,055,000
                  Cablevision Systems Corp. Series B:
      2,000,000       9.62% due 4/01/2009 (a)                         2,130,000
        575,000       8% due 4/15/2012                                  583,625
      8,500,000   Intelsat Bermuda Ltd., 8.872%
                    due 1/15/2015 (a)(b)                              8,701,875
        500,000   Intelsat Subsidiary Holdings Co. Ltd. 8.25%
                    due 1/15/2013                                       521,250
        315,000   PanAmSat Corp., 9% due 6/15/2016 (b)                  345,712
        800,000   Quebecor Media, Inc., 7.75% due 3/15/2016             820,000
                                                                 --------------
                                                                     15,157,462

Chemicals--0.9%

      2,011,000   GEO Specialty Chemicals, Inc., 13.86%
                    due 12/31/2009 (a)                                1,659,075
                  Momentive Performance Materials, Inc. (b):
        300,000       9.75% due 12/01/2014                              314,250
        250,000       11.50% due 12/01/2016                             260,000
      1,040,000   NOVA Chemicals Corp., 8.502%
                    due 11/15/2013 (a)                                1,040,000
                                                                 --------------
                                                                      3,273,325

Diversified Media--1.3%

      4,000,000   Nielsen Finance LLC, 10% due 8/01/2014 (b)          4,370,000
        175,000   Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (b)                                   178,937
                                                                 --------------
                                                                      4,548,937

Energy--Exploration & Production--0.2%

        650,000   Stone Energy Corp., 8.11% due 7/15/2010 (a)(b)        650,812

Energy--Other--0.8%

      3,000,000   Ocean RIG ASA, 9.36% due 4/04/2011 (a)              3,000,000

Financial--1.6%

      5,000,000   American Real Estate Partners LP, 7.125%
                    due 2/15/2013 (b)                                 4,925,000
        770,000   NCO Group, Inc., 10.23%
                    due 11/15/2013 (a)(b)                               773,850
                                                                 --------------
                                                                      5,698,850

Food & Tobacco--0.3%

        250,000   AmeriQual Group LLC, 9.50%
                    due 4/01/2012 (a)(b)                                260,625
      1,050,000   The Wornick Co., 10.875% due 7/15/2011                973,875
                                                                 --------------
                                                                      1,234,500

Gaming--0.6%

        375,000   Galaxy Entertainment Finance Co. Ltd.,
                    10.354% due 12/15/2010 (a)(b)                       397,500
      1,565,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (b)                          1,611,950
                                                                 --------------
                                                                      2,009,450



           Face
         Amount   Corporate Bonds                                      Value

Health Care--0.5%

USD   1,000,000   Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (a)(b)                        $    1,032,500
        575,000   US Oncology, Inc., 9% due 8/15/2012                   608,062
                                                                 --------------
                                                                      1,640,562

Housing--1.3%

      2,000,000   Goodman Global Holding Co., Inc., 8.36%
                    due 6/15/2012 (a)                                 2,025,000
      2,500,000   Masonite International Corp., 11%
                    due 4/06/2015 (b)                                 2,493,750
                                                                 --------------
                                                                      4,518,750

Information Technology--1.5%

      1,250,000   Freescale Semiconductor, Inc., 9.244%
                    due 12/15/2014 (a)(b)                             1,262,500
                  SunGard Data Systems, Inc.:
      1,825,000       9.973% due 8/15/2013 (a)                        1,907,125
      1,900,000       10.25% due 8/15/2015                            2,066,250
                                                                 --------------
                                                                      5,235,875

Manufacturing--1.0%

      2,000,000   International Rectifier Corp., 4.25%
                    due 7/15/2007 (c)                                 1,980,000
      1,346,000   Invensys Plc, 9.875% due 3/15/2011 (b)              1,446,950
                                                                 --------------
                                                                      3,426,950

Metal--Other--0.2%

        125,000   FMG Finance Pty Ltd., 9.369%
                    due 9/01/2011 (a)(b)                                131,250
        700,000   Novelis, Inc., 7.25% due 2/15/2015                    728,000
                                                                 --------------
                                                                        859,250

Packaging--1.1%

      1,450,000   Berry Plastics Holding Corp., 9.235%
                    due 9/15/2014 (a)(b)                              1,497,125
      2,350,000   Packaging Dynamics Finance Corp.,10%
                    due 5/01/2016 (b)                                 2,467,500
                                                                 --------------
                                                                      3,964,625

Paper--2.3%

      2,650,000   Abitibi-Consolidated, Inc., 8.86%
                    due 6/15/2011 (a)                                 2,663,250
        700,000   Ainsworth Lumber Co. Ltd., 9.11%
                    due 10/01/2010 (a)                                  591,500
        725,000   Domtar, Inc., 7.125% due 8/15/2015                    727,719
        925,000   NewPage Corp.,11.61% due 5/01/2012 (a)              1,008,250
      3,000,000   Verso Paper Holdings LLC, 9.11%
                    due 8/01/2014 (a)(b)                              3,090,000
                                                                 --------------
                                                                      8,080,719

Retail--0.5%

      1,750,000   Neiman Marcus Group, Inc., 9%
                    due 10/15/2015 (i)                                1,925,000

Service--1.8%

        250,000   Ahern Rentals, Inc., 9.25% due 8/15/2013 (b)          261,875
      3,375,000   Allied Waste North America, Inc. Series B,
                    7.375% due 4/15/2014                              3,391,875
        600,000   Dycom Industries, Inc., 8.125% due 10/15/2015         618,000
      2,000,000   Sunstate Equipment Co. LLC, 10.50%
                    due 4/01/2013 (b)                                 2,140,000
                                                                 --------------
                                                                      6,411,750



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Steel--0.9%

USD   3,000,000   CSN Islands VIII Corp., 9.75%
                    due 12/16/2013 (b)                           $    3,420,000

Telecommunications--2.3%

                  Cincinnati Bell, Inc.:
      2,800,000       7.25% due 7/15/2013                             2,905,000
        200,000       8.375% due 1/15/2014                              205,250
      3,700,000   Qwest Communications International, Inc.,
                    8.86% due 2/15/2009 (a)                           3,737,000
      1,450,000   Qwest Corp., 8.61% due 6/15/2013 (a)                1,582,312
                                                                 --------------
                                                                      8,429,562

Utility--3.4%

      2,000,000   Calpine Corp., 9.875%
                    due 12/01/2011 (b)(h)                             2,140,000
      2,375,000   Edison Mission Energy, 7.50%
                    due 6/15/2013                                     2,481,875
        500,000   El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (b)                                   531,250
      3,000,000   NRG Energy, Inc., 7.25% due 2/01/2014               3,060,000
      4,000,000   Reliant Energy, Inc., 6.75% due 12/15/2014          4,150,000
                                                                 --------------
                                                                     12,363,125

Wireless Communications--1.0%

        200,000   Digicel Group Ltd., 9.125%
                    due 1/15/2015 (b)(i)                                194,750
      3,250,000   Rogers Wireless Communications, Inc.,
                    8.485% due 12/15/2010 (a)                         3,315,000
                                                                 --------------
                                                                      3,509,750

                  Total Corporate Bonds
                  (Cost--$98,861,957)--28.4%                        101,825,046



         Shares
           Held   Common Stocks                                        Value

Chemicals--0.0%

         13,117   GEO Specialty Chemicals, Inc. (e)              $       13,117

Energy--Other--1.2%

        119,185   Trico Marine Services, Inc. (e)                     4,343,101

Manufacturing--0.3%

         71,654   Medis Technologies Ltd. (e)                         1,231,016

Paper--0.1%

         84,448   Western Forest Products, Inc. (e)                     152,347

                  Total Common Stocks
                  (Cost--$4,322,548)--1.6%                            5,739,581



                  Warrants (d)

Utility--0.0%

          4,558   Reliant Resources (expires 10/25/2008)                 45,580

                  Total Warrants
                  (Cost--$0)--0.0%                                       45,580



     Beneficial
       Interest   Short-Term Securities

USD   5,194,632   BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.33% (f)(g)                              5,194,632

                  Total Short-Term Securities
                  (Cost--$5,194,632)--1.5%                            5,194,632

Total Investments (Cost--$477,640,338*)--135.4%                     484,623,097
Liabilities in Excess of Other Assets--(35.4%)                    (126,624,226)
                                                                 --------------
Net Assets--100.0%                                               $  357,998,871
                                                                 ==============



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    477,606,581
                                                   ================
    Gross unrealized appreciation                  $      9,037,632
    Gross unrealized depreciation                       (2,021,116)
                                                   ----------------
    Net unrealized appreciation                    $      7,016,516
                                                   ================


 ** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) Floating rate security.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Convertible security.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Non-income producing security.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                        $5,124,538      $294,090


(g) Represents the current yield as of February 28, 2007.

(h) Issuer filed for bankruptcy or is in default of interest payments.

(i) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of February 28, 2007 were as follows:


    Foreign Currency                           Settlement           Unrealized
    Sold                                          Date            Depreciation

    EUR 2,000,000                              April 2007          $  (45,475)
                                                                   -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$2,606,742)                    $  (45,475)
                                                                   ===========


  o Swaps outstanding as of February 28, 2007 were as follows:

                                                                  Unrealized
                                                    Notional     Appreciation
                                                     Amount     (Depreciation)

    Sold credit default protection on
    General Motors Corp. and receive 4.40%

    Broker, Morgan Stanley Capital Services Inc.
    Expires June 2007                              $ 1,000,000      $   11,215

    Sold credit default protection on
    Ford Motor Company and receive 3.80%

    Broker, UBS Warburg
    Expires March 2010                             $10,000,000        (41,320)

    Sold credit default protection on
    Dow Jones CDX High Yield 100 Index
    Series 6 and receive 3.45%

    Broker, JPMorgan Chase
    Expires June 2011                              $29,700,000       1,394,267
                                                                   -----------
    Total                                                          $ 1,364,162
                                                                   ===========

  o Currency abbreviations:
    EUR    Euro
    USD    U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007


Statement of Assets, Liabilities and Capital

As of February 28, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$472,445,706)                           $   479,428,465
       Investments in affiliated securities, at value (identified cost--$5,194,632)                                     5,194,632
       Unrealized appreciation on swaps                                                                                 1,405,482
       Cash                                                                                                                 6,250
       Swap premiums paid                                                                                                  49,180
       Receivables:
           Securities sold                                                                     $     5,313,885
           Interest                                                                                  5,306,438
           Principal paydowns                                                                        2,079,687
           Swaps                                                                                       265,630
           Commitment fees                                                                              21,662         12,987,302
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    2,426
                                                                                                                  ---------------
       Total assets                                                                                                   499,073,737
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                          112,000,000
       Cash collateral on swaps                                                                                         1,600,000
       Unrealized depreciation on forward foreign exchange contracts                                                       45,475
       Unrealized depreciation on swaps                                                                                    41,320
       Unfunded loan commitment                                                                                           226,321
       Payables:
           Securities purchased                                                                     25,713,929
           Dividends to shareholders                                                                   348,074
           Investment adviser                                                                          287,570
           Interest on loans                                                                            77,805
           Other affiliates                                                                              2,830         26,430,208
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             731,542
                                                                                                                  ---------------
       Total liabilities                                                                                              141,074,866
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   357,998,871
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (18,305,029 shares issued and outstanding)                                                             $     1,830,503
       Paid-in capital in excess of par                                                                               347,369,214
       Undistributed investment income--net                                                    $     2,311,152
       Accumulated realized capital losses--net                                                    (1,588,071)
       Unrealized appreciation--net                                                                  8,076,073
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  8,799,154
                                                                                                                  ---------------
       Total capital--Equivalent to $19.56 net asset value per share of Common Stock
       (market price--$18.88)                                                                                     $   357,998,871
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007


Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
Investment Income

       Interest (including $294,090 from affiliates)                                                              $    19,299,395
       Facility and other fees                                                                                            255,464
                                                                                                                  ---------------
       Total income                                                                                                    19,554,859
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     3,798,160
       Investment advisory fees                                                                      1,825,677
       Borrowing costs                                                                                  88,569
       Accounting services                                                                              61,301
       Professional fees                                                                                52,423
       Transfer agent fees                                                                              24,419
       Printing and shareholder reports                                                                 21,528
       Directors' fees and expenses                                                                     19,450
       Custodian fees                                                                                   14,040
       Pricing services                                                                                 13,140
       Listing fees                                                                                      8,005
       Other                                                                                            10,761
                                                                                               ---------------
       Total expenses                                                                                                   5,937,473
                                                                                                                  ---------------
       Investment income--net                                                                                          13,617,386
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                            613,032
           Swaps--net                                                                                  298,170
           Foreign currency transactions--net                                                           21,603            932,805
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          3,446,907
           Swaps--net                                                                                1,230,894
           Unfunded corporate loans--net                                                              (12,968)
           Foreign currency transactions--net                                                         (58,434)          4,606,399
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          5,539,204
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    19,156,590
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007


Statements of Changes in Net Assets

                                                                                               For the Six
                                                                                               Months Ended          For the
                                                                                               February 28,         Year Ended
                                                                                                   2007             August 31,
Increase (Decrease) in Net Assets:                                                             (Unaudited)             2006
Operations

       Investment income--net                                                                  $    13,617,386    $    25,710,397
       Realized gain (loss)--net                                                                       932,805          (219,568)
       Change in unrealized appreciation/depreciation--net                                           4,606,399          (994,964)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         19,156,590         24,495,865
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                     (14,871,207)       (25,022,792)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (14,871,207)       (25,022,792)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            126,000
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Stock transactions                                         --            126,000
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                       4,285,383          (400,927)
       Beginning of period                                                                         353,713,488        354,114,415
                                                                                               ---------------    ---------------
       End of period*                                                                          $   357,998,871    $   353,713,488
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,311,152    $     3,564,973
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007


Statement of Cash Flows

For the Six Months Ended February 28, 2007 (Unaudited)
Cash Provided By Operating Activities

       Net increase in net assets resulting from operations                                                       $    19,156,590
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables and swap premiums paid                                                                 171,076
           Decrease in other assets                                                                                         1,010
           Increase in other liabilities                                                                                  597,145
           Increase in cash collateral on swaps                                                                         1,600,000
           Realized and unrealized gain--net                                                                          (5,543,139)
           Realized and unrealized gain on foreign currency transactions--net                                               8,644
           Amortization of premium and discount                                                                         (240,685)
       Proceeds from sales and paydowns of long-term securities                                                       157,260,471
       Purchases of long-term securities                                                                            (159,878,795)
       Proceeds from sales of short-term securities                                                                    24,979,428
                                                                                                                  ---------------
       Cash provided by operating activities                                                                           38,111,745
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                   62,000,000
       Cash payments from borrowings                                                                                 (85,200,000)
       Dividends paid to shareholders                                                                                (14,937,613)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (38,137,613)
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                              (25,868)
       Cash at beginning of period                                                                                         32,118
                                                                                                                  ---------------
       Cash at end of period                                                                                      $         6,250
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     3,857,547
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007


Financial Highlights

                                                                           For the
                                                                          Six Months                              For the Period
                                                                            Ended                For the           October 31,
                                                                         February 28,           Year Ended          2003++ to
The following per share data and ratios have been derived                    2007               August 31,          August 31,
from information provided in the financial statements.                   (Unaudited)        2006          2005         2004
Per Share Operating Performance

       Net asset value, beginning of period                             $      19.32   $      19.35   $      19.16   $      19.10
                                                                        ------------   ------------   ------------   ------------
       Investment income--net                                                 .74***        1.40***        1.23***            .66
       Realized and unrealized gain (loss)--net                                  .31          (.06)            .08            .02
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         1.05           1.34           1.31            .68
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions from:
          Investment income--net                                               (.81)         (1.37)         (1.11)          (.60)
          Realized gain--net                                                      --             --          (.01)             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                       (.81)         (1.37)         (1.12)          (.60)
                                                                        ------------   ------------   ------------   ------------
       Offering costs resulting from the issuance of Common Stock                 --             --             --          (.02)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      19.56   $      19.32   $      19.35   $      19.16
                                                                        ============   ============   ============   ============
       Market price per share, end of period                            $      18.88   $      17.49   $      17.85   $      19.44
                                                                        ============   ============   ============   ============

Total Investment Return**

       Based on net asset value per share                                   5.86%+++          7.92%          7.27%       3.50%+++
                                                                        ============   ============   ============   ============
       Based on market price per share                                     12.87%+++          5.91%        (2.47%)        .29%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                 1.22%*          1.14%          1.22%          .71%*
                                                                        ============   ============   ============   ============
       Expenses, net of waiver                                                3.37%*          2.54%          2.18%          .87%*
                                                                        ============   ============   ============   ============
       Expenses                                                               3.37%*          2.54%          2.18%         1.08%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                 7.74%*          7.30%          6.34%         3.80%*
                                                                        ============   ============   ============   ============

Leverage

       Amount of borrowings, end of period (in thousands)               $    112,000   $    135,200   $    123,600   $    123,225
                                                                        ============   ============   ============   ============
       Average amount of borrowings outstanding during the
           period (in thousands)                                        $    135,915   $    101,916   $    117,702   $     38,654
                                                                        ============   ============   ============   ============
       Average amount of borrowings outstanding per share
           during the period***                                         $       7.43   $       5.57   $       6.43   $       2.11
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $    357,999   $    353,713   $    354,114   $    350,254
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     34.17%         56.90%         47.96%         43.32%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Floating Rate Income Strategies Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, BlackRock Advisors, LLC (the "Manager") an indirect, wholly owned subsidiary of BlackRock, Inc., will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC markets, the last asked price. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Notes to Financial Statements (continued)


The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Notes to Financial Statements (continued)


(f) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, the Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Notes to Financial Statements (continued)


The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% of the average daily value of the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended February 28, 2007, the Fund reimbursed FAM and the Manager $577 and $2,886, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2007 were $185,592,724 and $164,287,749, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 28, 2007 remained constant. Shares issued and outstanding for the year ended August 31, 2006 increased by 6,590 from reinvestment of dividends.


5. Unfunded Loan Commitments:
As of February 28, 2007, the Fund had unfunded loan commitments of approximately $15,923,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                         (in Thousands)

                                                               Value of
                                            Unfunded         Underlying
Borrower                                  Commitment               Loan

American Greetings Corp.                      $3,000             $2,987
Calpine Corp.                                 $2,500             $2,494
LSP General Finance Co., LLC                  $    2             $    2
MEG Energy Corp.                              $1,000             $  994
Renfro Corp.                                  $   59             $   59
Time Warner Telecom                           $  150             $  151
Trump Casino Delay Draw                       $2,462             $2,483
Trump Casino Revolving Credit                 $3,000             $2,910
Venetian Macau U.S. Finance Co.               $  750             $  752
Vought Aircraft Industries, Inc.              $3,000             $2,865



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Notes to Financial Statements (concluded)


6. Short-Term Borrowings:
On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $172,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.63% and the average borrowing was approximately $135,915,000 for the six months ended February 28, 2007.


7. Capital Loss Carryforward:
On August 31, 2006, the Fund had a capital loss carryforward of $2,200,348, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.120834 per share on March 30, 2007 to shareholders of record on March 15, 2007.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.          FEBRUARY 28, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of February 28, 2007:



                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                           Other
       (i) Name of       Registered     Other Pooled                     Registered    Other Pooled
       Portfolio         Investment      Investment         Other        Investment     Investment      Other
       Manager           Companies        Vehicles         Accounts      Companies       Vehicles      Accounts
       Kevin J.
       Booth                      9                 2             1            0                  2          0
                   $  5,385,909,450   $   529,770,486  $   56,698,833    $     0    $   529,770,486    $     0

       Mark J.
       Williams                   8                18               1          0                 10          0
                   $  4,633,778,257   $ 6,003,278,704  $  158,013,679    $     0    $ 3,985,661,008    $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of February 28, 2007:

                 Compensation Program
                 BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                 Base Compensation
                 Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                 Discretionary Compensation
                 In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                 Long-Term Retention and Incentive Plan (LTIP)
                 The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                 Deferred Compensation Program
                 A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                 Options and Restricted Stock Awards
                 While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                 Incentive Savings Plans
                 BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of
           the stock on the purchase date.   Annual participation in the ESPP
           is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                 Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                 The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Mr. Booth beneficially owns stock issued by the Fund in the range of $100,001-$500,000. As of February 28, 2007,
                  Mr. Williams does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Floating Rate Income Strategies Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: April 23, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Floating Rate Income Strategies Fund, Inc.


Date: April 23, 2007